Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Friday, July 14, 2006
FOR IMMEDIATE RELEASE


Washington Federal Reports 3rd Quarter Earnings


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $35,337,000 or $.40 per diluted share for the quarter ended June 30, 2006, compared to $34,281,000 or $.39 per diluted share for the quarter ended June 30, 2005, a 3.1% increase. For the nine months ended June 30, 2006 earnings were $107,823,000 or $1.23 per diluted share, compared to $111,500,000 or $1.28 per diluted share for the nine months ended June 30, 2005, a 3.3% decrease.


Chief Executive Officer Roy M. Whitehead commented, "We are very pleased that the company was able to report an increase in quarterly profits over the same period last year, despite a fifty-four percent increase in deposit costs and a softer housing market."


The third fiscal quarter produced a return on assets of 1.63%, while return on equity amounted to 11.57% for the quarter. Year-to-date, return on assets measured 1.70% and return on equity was 11.89%.


As announced on June 19, 2006, the Board of Directors of the Company declared a 2.50% increase in the Company's quarterly cash dividend to
20.5 cents per share from 20 cents per share. The dividend will be payable today July 14, 2006 to common stockholders of record on June 30, 2006. This will be Washington Federal's 94th consecutive quarterly cash dividend and represents the 41st increase since Washington Federal began publicly trading in 1982.


Washington Federal Savings, with headquarters in Seattle, Washington, has 122 offices in seven western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                        June 30,  2006     September 30, 2005
                                                                        --------------     ------------------
                                                                        (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $    65,741          $    637,791
Available-for-sale securities, including mortgage-backed
   securities of $1,189,121 .......................................           1,423,234             1,077,856
Held-to-maturity securities, including mortgage-backed
   securities of $155,251 .........................................             190,283               212,479
Loans receivable, net .............................................           6,815,713             6,008,932
Interest receivable ...............................................              39,396                34,048
Premises and equipment, net .......................................              64,074                63,287
Real estate held for sale .........................................               4,921                 5,631
FHLB stock ........................................................             129,453               129,453
Intangible assets, net ............................................              56,491                57,259
Other assets ......................................................              13,829                 7,714
                                                                            -----------           -----------
                                                                            $ 8,803,135           $ 8,234,450
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts ....................................         $ 5,255,882           $ 5,002,172
   Repurchase agreements with customers ...........................              28,077                29,333
                                                                            -----------           -----------
                                                                              5,283,959             5,031,505
FHLB advances .....................................................           1,500,000             1,230,000
Other borrowings...................................................             700,000               655,000
Advance payments by borrowers for taxes and insurance .............              17,637                27,533
Federal and state income taxes ....................................              28,655                44,617
Accrued expenses and other liabilities ............................              53,659                58,487
                                                                            -----------           -----------
                                                                              7,583,910             7,047,142
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 300,000,000 shares authorized;
   104,404,861 and 104,140,966 shares issued; 87,255,600 and
   86,933,294 shares outstanding ..................................             104,405               104,141
Paid-in capital ...................................................           1,244,133             1,240,310
Accumulated other comprehensive loss, net of taxes ................             (29,877)                 (704)
Treasury stock, at cost; 17,149,261 and 17,207,672 shares .........            (205,178)             (205,874)
Retained earnings .................................................             105,742                49,435
                                                                            -----------           -----------
                                                                              1,219,225             1,187,308
                                                                            -----------           -----------
                                                                            $ 8,803,135           $ 8,234,450
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     13.97         $       13.66
Stockholders' equity to total assets ..............................               13.85%                14.42%
Weighted average rates at period end
  Loans and mortgage-backed securities* ...........................                6.41%                 6.19%
  Investment securities** .........................................                4.17                  3.74
  Combined loans, mortgage-backed securities
     and investment securities ....................................                6.30                  5.91
  Customer accounts ...............................................                3.78                  2.94
  Borrowings ......................................................                4.50                  4.51
  Combined cost of customer accounts and borrowings ...............                3.99                  3.37
  Interest rate spread ............................................                2.31                  2.54

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                 Quarter Ended June 30,         Nine Months Ended June 30,

                                                                 -----------------------        --------------------------
                                                                  2006             2005           2006              2005
                                                                --------         --------       ---------        ---------
                                                                           (In thousands, except per share data)

INTEREST INCOME
Loans ......................................................   $ 112,325         $ 94,206      $ 321,004        $ 271,412
Mortgage-backed securities .................................      17,312           12,244         47,405           48,646
Investment securities and cash equivalents .................       5,245            7,552         19,694           23,667
                                                                --------         --------       --------         --------
                                                                 134,882          114,002        388,103          343,725

INTEREST EXPENSE
Customer accounts ..........................................      47,236           30,593        127,544           81,107
FHLB advances and other borrowings .........................      24,040           20,655         67,415           57,850
                                                                --------         --------       --------         --------
                                                                  71,276           51,248        194,959          138,957
                                                                --------         --------       --------         --------
NET INTEREST INCOME ........................................      63,606           62,754        193,144          204,768
Provision for loan losses ..................................         100             (134)           185             (134)
                                                                --------         --------       --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      63,506           62,888        192,959          204,902

OTHER INCOME
Gain (loss) on securities, net .............................           -             (121)             -           (3,534)
Other ......................................................       4,002            2,687         10,798            8,948
                                                                --------         --------       --------         --------
                                                                   4,002            2,566         10,798            5,414

OTHER EXPENSE
Compensation and fringe benefits ...........................       9,841            8,694         27,115           25,761
Occupancy ..................................................       2,030            1,912          5,959            6,872
Other ......................................................       1,925            2,163          6,908            6,077
                                                                --------         --------       --------         --------
                                                                  13,796           12,769         39,982           38,710
Gain on real estate acquired through foreclosure, net ......          39              464            184            1,263
                                                                --------         --------       --------         --------
Income before income taxes .................................      53,751           53,149        163,959          172,869
Income taxes ...............................................      18,414           18,868         56,136           61,369
                                                                --------         --------       --------         --------
NET INCOME .................................................    $ 35,337         $ 34,281       $107,823         $111,500
                                                                ========         ========       ========         ========

PER SHARE DATA
Basic earnings .............................................    $    .41         $    .40     $     1.24         $   1.29
Diluted earnings ...........................................         .40              .39           1.23             1.28
Cash dividends .............................................        .205              .20           .605              .58

Weighted average number of shares outstanding,
   including dilutive stock options ........................  87,502,860       87,464,631     87,428,766       87,455,443

PERFORMANCE RATIOS
Return on average assets ...................................        1.63%            1.76%          1.70%            1.96%
Return on average stockholders' equity .....................       11.57%           11.82%         11.89%           12.97%

Net interest margin ........................................        3.00%            3.32%          3.12%            3.71%



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